UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 17, 2019

DAVITA INC.
(Exact name of registrant as specified in its charter)

Delaware	1-14106	No. 51-0354549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 16th Street
Denver, CO 80202
(Address of principal executive offices including Zip Code)

(720) 631-2100
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.001 par value	DVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐    Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
On June 17, 2019, DaVita Inc. (the "Company") held its 2019 Annual Meeting of Stockholders (the "Annual Meeting") in Denver, Colorado. Represented in person or by proxy at the Annual Meeting were 146,184,936 shares of the Company's common stock, or 87.8% of its outstanding shares of common stock as of the record date of the Annual Meeting. The proposals presented at the Annual Meeting are described in detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 29, 2019 (the "Proxy Statement"). The vote results detailed below represent final results as certified by the Inspector of Elections.
Proposal 1. Election of Directors.
The Company's stockholders elected the eleven director nominees named in the Proxy Statement to the Company's Board of Directors for a term expiring at the 2020 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified. The voting results are as follows:

Name of Nominee	For	Against	Abstain	Broker non-votes
Pamela M. Arway	126,815,605	7,134,565	48,408	12,186,358
Charles G. Berg	131,869,363	2,081,879	47,336	12,186,358
Barbara J. Desoer	131,773,185	2,177,915	47,478	12,186,358
Pascal Desroches	127,553,296	6,396,056	49,226	12,186,358
Paul J. Diaz	126,616,524	7,333,609	48,445	12,186,358
Peter T. Grauer	122,720,321	9,503,276	1,774,981	12,186,358
John M. Nehra	129,484,312	4,465,295	48,971	12,186,358
Javier J. Rodriguez	132,553,422	1,402,271	42,885	12,186,358
William L. Roper	129,580,411	2,948,392	1,469,775	12,186,358
Kent J. Thiry	129,644,958	4,309,067	44,553	12,186,358
Phyllis R. Yale	131,751,613	2,199,130	47,835	12,186,358
Proposal 2. Ratification of the appointment of the Company's independent registered public accounting firm.
The Company's stockholders ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019. The voting results are as follows:

For	Against	Abstain
143,551,660	2,556,570	76,706
Proposal 3. Advisory vote to approve named executive officer compensation.
The Company's stockholders approved, on an advisory basis, the compensation of the Company's named executive officers. The voting results are as follows:

For	Against	Abstain	Broker non-votes
122,035,854	11,879,163	83,561	12,186,358

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVITA INC.

By:	/s/ Samantha A. Caldwell
Name:	Samantha A. Caldwell
Title:	Corporate Secretary
Date: June 20, 2019